SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 7, 2001




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

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                    Delaware                                000-31989                          54-1987541
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(State or other jurisdiction of incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)


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                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

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Item 5.  Other Events

     Convera Corporation (Nasdaq: CNVR) has rescheduled its 2001 Annual Meeting of Stockholders. It will be held on Friday, October 12, 2001 at 10:00 A.M. at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190 in Reston Suite B. Convera expects to mail its proxy materials for the Annual Meeting on or about September 17, 2001.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               CONVERA CORPORATION



                      By:      /s/ Patrick C. Condo
                               Patrick C. Condo
                               President and Chief Executive Officer



Date:  August 8, 2001